UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

	Preliminary information statement

	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

Mutual Fund Series Trust
(Name of Registrant as Specified in Its Charter)

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 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Catalyst/Millburn Hedge Strategy Fund

Catalyst/Millburn Dynamic Commodity Strategy Fund

(formerly, Catalyst Hedged Commodity Strategy Fund)

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

1-866-447-4228

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the re-appointment of an investment sub-adviser for the Catalyst/Millburn Hedge Strategy Fund and the Catalyst/Millburn Dynamic Commodity Strategy Fund (each a "Fund"). Each Fund is a series of Mutual Fund Series Trust (the "Trust").

Millburn Ridgefield Corporation ("MRC") has served as investment sub-adviser to the Catalyst/Millburn Hedge Strategy Fund since December 28, 2015. MRC also advised the Fund in the Fund's predecessor form since it commenced investment operations on January 1, 1997. The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the "Predecessor Fund") in a tax-free reorganization on December 28, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. Millburn Ridgefield Corporation has served as investment sub-adviser to the Catalyst/Millburn Dynamic Commodity Strategy Fund since June 1, 2021.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), a transaction that results in a "change in control" of an investment adviser causes the adviser's management agreement, or in this case, sub-advisory agreement, to be "assigned," which results in the automatic termination of the agreement by the agreement's terms as required by the 1940 Act. The Trust has determined that the settlement of George Crapple's estate resulted in a technical change in control of MRC. George Crapple was co-chairman and a 26.44% owner of MRC. As a result of the change in control of MRC, the Board of Trustees of the Trust at a meeting held on December 7, 2021, approved a new sub-advisory agreement between the Trust on behalf of the Funds, the Funds' investment adviser (Catalyst Capital Advisors, LLC), and MRC. Each new sub-advisory agreement is substantially similar to the previous agreement. The Board of Trustees is, therefore, providing this Information Statement to each Fund's shareholders.

As always, please feel free to contact the Trust at 1-866-447-4228 with any questions you may have.

Sincerely,

Michael Schoonover

President, Mutual Fund Series Trust

Catalyst/Millburn Hedge Strategy Fund

Catalyst/Millburn Dynamic Commodity Strategy Fund

(formerly, Catalyst Hedged Commodity Strategy Fund)

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

1-866-447-4228

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Catalyst/Millburn Hedge Strategy Fund and the shareholders of the Catalyst/Millburn Dynamic Commodity Strategy Fund (each a "Fund" and together "Funds"), each a series of Mutual Fund Series Trust (the "Trust"). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the "SEC") on January 13, 2014 (the "Order"). The Order permits the Fund's investment adviser, Catalyst Capital Advisors LLC (the "Advisor" or "Catalyst"), to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the "Board" or the "Trustees"), without obtaining shareholder approval. The Order requires that each sub-adviser be an "investment adviser" as defined in Section 2(a)(20)(B) of the Investment Company Act of 1940, as amended ("1940 Act") and registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order provided the Fund is managed by the Advisor (or any entity controlling, controlled by or under common control with the Advisor) and complies with the terms and conditions set forth in the application for the Order.

At a meeting held on December 7, 2021 (the "Meeting"), the Board considered and approved new sub-advisory agreements between the Trust on behalf of the Funds, the Funds' investment adviser (Catalyst Capital Advisors, LLC), and Millburn Ridgefield Corporation ("Sub-Advisor" or "Millburn") under which Millburn serves as sub-adviser to the Funds. At that time, the new sub-advisory agreements between the Trust, Advisor and Millburn, with respect to the Funds (each a "Sub-Advisory Agreement") (each in substantially the form attached hereto as Appendix A) was approved by the Board. Each Sub-Advisory Agreement became effective February 28, 2022 when the change in control of Millburn became effective.

This Information Statement is being supplied to both Fund's shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about May 9, 2022 to each Fund's shareholders of record as of April 11, 2022 (the "Record Date"). This Information Statement describes each Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 93,631,181 total shares consisting of 8,260,265 Class A shares, 9,144,535 Class C shares, 95,857 Class C-1 shares, and 76,130,524 Class I shares of the Catalyst/Millburn Hedge Strategy Fund. As of the Record Date,

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there were issued and outstanding 1,713,009 total shares consisting of 171,355 Class A shares, 111,846 Class C shares, and 1,429,808 Class I shares of the Catalyst/Millburn Dynamic Commodity Strategy Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of each Fund's most recent annual report and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to a Fund,

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, by calling 1-866-447-4228 or by visiting www.CatalystMF.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreements

At its December 7, 2021, meeting, the Board approved the re-appointment of the Sub-Advisor to the Funds pursuant to a Sub-Advisory Agreement between the Trust, Advisor and the Sub-Advisor, with respect to each Fund. Under the terms of the investment management agreement between the Trust and the Advisor, on behalf of the Funds, the Advisor is entitled to receive an annual management fee from the respective Fund equal to 1.75% of the respective Fund's average daily net assets, less amounts paid to the Sub-Advisor. Each Fund will pay to the Sub-Advisor a fee equal to fifty percent (50%) of the net management fees. The net management fee is defined as management fees less fee waivers due to any expense caps and any extraordinary expenses related to the management and sponsorship of the respective Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and the Advisor. However, additionally, with respect to the Catalyst/Millburn Hedge Strategy Fund, the Fund will pay to the Sub-Advisor a different fee for any investments made in the Fund by the Sub-Advisor, its employees or affiliates (collectively, the "Millburn Investors"). For the net assets related to the Millburn Investors, the Fund will pay to the Sub-Advisor one hundred percent (100%) of the net advisory fees. There will be no increase in total fees paid by the Funds in connection with the new Sub-Advisory Agreement. For such compensation, the Sub-Advisor will, at its expense, continuously furnish an investment program for each Fund, make investment decisions on behalf of each Fund, and place all orders for the purchase and sale of portfolio securities and other investments, subject to the respective Fund's investment objectives, policies, and restrictions and such policies as the Trustees determine. During the fiscal year ended June 30, 2021, the Sub-Advisor earned sub-advisory fees equal to 0.894% of the Catalyst/Millburn Hedge Strategy Fund's average net assets. During the fiscal period from June 1, 2021 through June 30, 2021, the Sub-Advisor earned sub-advisory fees equal to 0.408%, expressed at an annual rate, of the Catalyst/Millburn Dynamic Commodity Strategy Fund's average net assets during that period.

Each Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the respective Fund. Each Sub-Advisory Agreement will automatically terminate on assignment. In addition, each Sub-Advisory Agreement can be terminated without

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the payment of any penalty by the respective Fund, the Advisor, or vote of a majority of the outstanding shares of the respective Fund, on 60 days' notice. Each Sub-Advisory Agreement can be terminated by the Sub-Advisor without the payment of any penalty on 90 days' notice to the Advisor and the respective Fund.

Each Sub-Advisory Agreement provides that neither the Sub-Advisor nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of duties or from reckless disregard of obligations and duties under the Sub-Advisory Agreement.

Each Sub-Advisory Agreement is attached in Appendix A. You should read the relevant Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreements is only a summary.

Certain additional information about each Fund and Millburn is presented below.

Fund	Net Assets as of 12-31-21	Sub-Advisory Fee	Fee Waivers
Catalyst/Millburn Dynamic Commodity Strategy Fund	$9.4 million	50% of the net advisory fee based on a 1.75% advisory fee	Indirectly* Class A 2.24% Class C 2.99% Class I 1.99%
Catalyst/Millburn Hedge Strategy Fund	$3.2 billion	50% of the net advisory fee based on a 1.75% advisory fee; and 100% of the net advisory fee for Millburn Assets, as described above	None

* Because the sub-advisory fee is based upon net advisory fees, which are subject to an expense limitation agreement between the Advisor and the Trust on behalf of the Fund, Millburn indirectly participates in the expense limitation agreement, even though it is not a party to the agreement.

Information Concerning Millburn

Millburn Ridgefield Corporation is a Delaware corporation located at 55 West 46th Street, 31st Floor, New York, NY 10036. Millburn is a Securities and Exchange Commission-registered investment adviser specializing in providing investment management or advisory services to pooled investment vehicles that it sponsors and separate accounts. Millburn had approximately $4 billion of assets under management as of December 31, 2021. Millburn is deemed not to be

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controlled by any one person or entity. Harvey Beker, Chairman of the Board of Directors is an owner of at least 25%, but less than 50% of Millburn's voting shares. Following the disposition of the Estate of George Crapple, the Crapple Marital Trust owns at least 25%, but less than 50% of Millburn's voting shares. Carol T. Crapple, Heather S. Fargis, Stephanie D. Stapleton, and Harvey Beker are the Trustees of the Crapple Marital Trust. No single Trustee controls the Crapple Marital Trust as it acts by majority vote. Barry Goodman, Director, Co-Chief Executive Officer and Executive Director of Trading of Millburn owns at least 10%, but less than 25% of Millburn's voting shares. Grant Smith, Director, Co-Chief Executive Officer and Chief Investment Officer of Millburn owns at least 10%, but less than 25% of Millburn's voting shares. The address of each of the preceding is c/o Millburn Ridgefield Corporation, 55 West 46th Street, 31st Floor, New York, NY 10036. The names, titles, addresses, and principal occupations of certain principal executive officers and directors of Millburn are as follows:

Name and Address*	Title and Principal Occupation
Gregg Buckbinder	President and Chief Operating Officer, Millburn Ridgefield Corporation
Barry Goodman	Co-Chief Executive Officer and Executive Director of Trading, Board Member, Millburn Ridgefield Corporation
Grant Smith	Co-Chief Executive Officer and Chief Investment Officer, Board Member, Millburn Ridgefield Corporation
Harvey Beker	Chairman, Board Member, Millburn Ridgefield Corporation

* c/o Millburn Ridgefield Corporation, 55 West 46th Street, 31st Floor, New York, NY 10036.

Evaluation by the Board of Trustees

The Board's determination to approve the Sub-Advisory Agreements followed the Trustees' consideration of various factors and review of written materials provided by the Sub-Advisor. The Trustees' deliberations and the information on which their conclusions were based are summarized below. The Catalyst/Millburn Hedge Strategy Fund may be referred to as "Millburn HS" and the Catalyst/Millburn Dynamic Commodity Strategy Fund may be referred to as "Millburn DCS" and together "Millburn Funds."

In connection with their deliberations regarding approval of the Sub-Advisory Agreements, the Trustees reviewed the Sub-Advisor's responses to a series of questions regarding, among other things, investment performance, the Sub-Advisor's quality of services, comparative fee and expense information, and an estimate of the Sub-Advisor's profitability from managing each Fund.

Nature, Extent and Quality of Services. The Board recalled that Millburn's key personnel servicing the Millburn Funds were highly skilled in the financial services industries. The Board commented that, under the Advisor's oversight, Millburn would be responsible for all research, technology and trade order entry for the Millburn Funds. It discussed that Millburn's investment committee would manage each Millburn Fund's trading methodology and implement its systematic models and trading systems. The Board observed that Millburn's risk management process would include using a proprietary rules-based methodology to select each Millburn Fund's investments.

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The Board remarked that Millburn would continue to monitor compliance with each Millburn Fund's investment limitations in real time and post-trade to maintain the desired levels of margin and exposure. The Board noted that Millburn had reported no material compliance or litigation issues in the past three years. The Board concluded that Millburn had the experience and resources necessary to continue to provide quality services to each of the Millburn Funds.

Performance. The Board reviewed the performance of each Millburn Fund and noted that the same portfolio managers servicing the Millburn Funds would continue servicing the Millburn Funds under the new sub-advisory agreement. The Board agreed that, although not dispositive, the performance of each Millburn Fund indicated that Millburn could be expected to provide reasonable returns to each Millburn Fund.

Millburn DCS The Board remarked that although Millburn DCS lagged the Bloomberg Commodity Total Return Index, it had positive performance for the three-month period ended September 30, 2021. The Board noted that Millburn stated that the benchmark chosen by the Advisor was not intended to be a proxy for Milburn DCS's performance. The Board considered that Millburn provided a detailed analysis of how volatility in the commodities markets as a result of the ongoing spread of COVID-19 variants affected Millburn DCS's performance. The Board acknowledged that Millburn had only been sub-advising Millburn DCS for a short period and determined that it should be afforded an opportunity to sub-advise Millburn DCS over a full market cycle before drawing conclusions about its investment performance.

Millburn HS The Board observed that Millburn HS was on-par with the HFRI Fund Weighted Composite Index for the 1-year period, and had outperformed the index over the 10-year period, despite trailing the index over the 3-year and 5-year periods. The Board remarked that Millburn HS had positive performance across all periods.

Fees and Expenses. The Board discussed that Millburn's proposed (and current) sub-advisory fee for each Millburn Fund was 50% of the net management fee (maximum of 0.875% annually). The Board considered the allocation of fees between Catalyst and Millburn relative to their respective duties and risks. The Board concluded that the sub-advisory fee to be charged with respect to each Milburn Fund was not unreasonable and the sub-advisory fee, in relation to the total management fee, was acceptable.

Profitability. The Board reviewed the profitability analysis provided by Millburn and concluded that excessive profitability was not likely to be an issue for Millburn with respect to either Millburn Fund during the initial two-year term of the proposed sub-advisory agreement.

Millburn DCS The Board noted that Millburn anticipated a reasonable profit in connection with Millburn DCS for the initial two-year term of the sub-advisory agreement.

Millburn HS The Board observed that Millburn had realized a reasonable profit in connection with Millburn HS and that Millburn's total profits were used to compensate personnel of Millburn that provided sub-advisory services to Millburn HS.

Economies of Scale. The Board considered whether Millburn would realize economies of scale with respect to the sub-advisory services provided to either of the Millburn Funds during the

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initial term of the sub-advisory agreement and concluded this was unlikely. The Board agreed that this was primarily an Advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expenses.

Conclusion. Having requested and received such information from Millburn as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the sub-advisory agreement was in the best interests of each Millburn Fund and its shareholders.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust's principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with certain management, legal administrative and compliance services.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Trustees and officers as a group beneficially owned 0.01% of the Class A shares of the Catalyst/Millburn Hedge Strategy Fund, 0% of the Class C shares of the Fund, 0% of the Class C-1 shares of the Fund, and 0.02% of the Class I shares of the Fund. As of the Record Date, Jerry Szilagyi, an Interested Trustee, beneficially owned, through a voting and economic interest, 15,607.4070 Class I shares, 0.02% of the class. Tobias Caldwell, Trustee of the Trust, beneficially owned, through a voting and economic interest, 927.3140 Class A shares, 0.01% of the class. To the best knowledge of the Trust, there were no other Trustees or officers of the Trust who were the beneficial owners of shares of the Fund on the Record Date.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Funds are listed in the following table.

Catalyst/Millburn Hedge Strategy Fund

Class A Shares

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Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC/For the Exclusive Benefit of its Customers 1 New York Plaza, 12th FL New York, NY 10004	984,036.0560	11.91%
UBS WM USA Special Custody Acct for Exclusive Benefit of Cust of UBS Financial Services 1000 Harbor Boulevard Weehawken, NJ 07086	699,448.5390	8.47%
LPL Financial/A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	950,811.3610	11.51%
Raymond James/Omnibus for Mutual Funds House Account Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	599,958.7410	7.26%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	1,028,353.6580	12.45%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	830,438.6790	10.05%

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	2,394,744.4420	26.19%*
LPL /Financial 4707 Executive Drive San Diego CA 92121	1,687,654.3090	18.46%
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Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	940,351.8540	10.28%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,017,126.6350	11.12%

*Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC/For the Exclusive Benefit of its Customers 1 New York Plaza, 12th FL New York, NY 10004	15,113,113.1020	19.85%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	8,392,782.8730	11.02%
LPL Financial 4707 Executive Drive San Diego, CA 92121	8,092,887.1460	10.63%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	4,373,363.5660	5.74%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	14,894,677.2060	19.56%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	3,869,955.2570	5.08%

Class C-1 Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
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Merrill Lynch Fenner & Smith Inc/for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	95,856.5600	100.00%*

*Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.

As of the Record Date, the Trustees and officers as a group beneficially owned 0% of the Class A shares of the Catalyst/Millburn Dynamic Commodity Strategy Fund, 0% of the Class C shares of the Fund, 0% of the Class C-1 shares of the Fund, and 2.03% of the Class I shares of the Fund. As of the Record Date, Jerry Szilagyi, an Interested Trustee, beneficially owned, through a voting and economic interest, 29,090.0660 Class I shares, 2.03% of the class. To the best knowledge of the Trust, there were no other Trustees or officers of the Trust who were the beneficial owners of shares of the Fund on the Record Date.

Catalyst/Millburn Dynamic Commodity Strategy Fund

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	12,665.9600	7.39%
TD Ameritrade Inc P.O. Box 2226 Omaha, NE 68103	85,705.3740	50.02%*
Todd Schroeder Solo 401k Trust/Todd R Schroeder TTEE 208 Heron Creed Ct Roseville, CA 95661	10,331.6880	6.03%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	20,552.8400	11.99%

*Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
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Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7,299.5410	6.53%
Pershing LLC Eleanor R Stewart 226 Amberjack CT Taylors SC 29687	7,349.6590	6.57%
LPL Financial 4707 Executive Drive San Diego, CA 92121	18,741.2750	16.76%

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial A/C 4707 Executive Drive San Diego CA 92121-3091	364,559.7980	25.50%*
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	614,710.5580	42.99%*
Isobel L Szilagyi & /June A Szilagyi CCO TTEES of the Jerry Szilagyi 2015 Family Trust 5 Abbington Dr Huntington, NY 11743	93,679.2700	6.55%

*Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish

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to receive a single copy in the future. For such requests, call the Trust at 1-866-447-4228, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Schoonover, President

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Appendix A

Part 1

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated as of February 28, 2022, between MUTUAL FUND SERIES TRUST, an Ohio business trust (the "Trust"), CATALYST CAPITAL ADVISORS LLC, a New York limited liability corporation (the "Adviser"), and MILLBURN RIDGEFIELD CORPORATION, a Delaware corporation (the "Sub-Adviser").

WHEREAS, the Adviser acts as an investment adviser to multiple series of the Trust, pursuant to a Management Agreement dated as of July 31, 2006, as amended (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser's management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Catalyst/Millburn Hedge Strategy Fund (the "Fund"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.    Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.    Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's

Appx-1

investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(A)            The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(B)            The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(C)            The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(D)            The Sub-Adviser shall determine the securities and other financial instruments to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities and other financial instruments, subject to paragraph heading: EXECUTION OF PURCHASE AND SALE ORDERS below;

(E)            The Sub-Adviser shall maintain books and records with respect to the securities and other financial instruments transactions of the Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request;

(F)             The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Funds' securities and other financial instruments transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

(G)            The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds' fund accountant for assistance in obtaining price sources for securities and other financial instruments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Funds' accountant to determine net asset value and advise the Fund's accountant promptly if any price appears to be incorrect;

(H)            The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser and the Trust to fulfill its obligations under the Trust's Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Fund's holdings;

(I)              The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;

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(J)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;
(K)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

3.  Custodian. The assets of the Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund. A portion of the Sub-Adviser's trading may be executed in the Fund's wholly owned subsidiary, CMHSF Limited, as determined by the Adviser with the Sub-Adviser's consent, and all authority granted herein to Sub-Adviser with respect to transactions or entering into agreements in connection therewith on behalf of the Fund shall be deemed to include such authority with respect to CMHSF Limited.

4.  Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser's overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser's failure to adhere to any investment policies and restrictions as described in the Prospectus.

5.  Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Adviser shall periodically provide to the Sub-Adviser a list of the affiliates of the Adviser or the Fund to which investment restrictions apply and will specifically identify in writing (i) all publicly traded companies that issue securities in which the Fund may not invest, together with ticker symbols for all such companies, and (ii) any affiliated brokers and any restrictions that apply to the use of those brokers by the Sub-Adviser.

6. Execution of Purchase and Sale Orders. All transaction costs, including execution costs and the costs of electronic trading and electronic trading platforms, shall be borne by the Fund as

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a Fund expense. To the extent any such costs are borne by the Sub-Adviser, they shall be reimbursed to the Sub-Adviser by the Fund subject to applicable laws and regulations. In connection with purchases or sales of portfolio securities and other financial instruments for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

The Sub-Adviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Sub-Adviser herein, to enter into agreements and execute any documents (e.g., any derivatives documentation in connection with exchange traded and over-the-counter transactions, as applicable) required to meet the obligations of the Fund with respect to any investments made for the Fund, provided any over-the-counter derivative agreement has been reviewed by legal counsel to the Fund.

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7. Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(E) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request, subject to the right of the Sub-Adviser to retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8. Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes, brokerage commissions and the costs of electronic trading and electronic trading platforms, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9. Compensation of the Sub-Adviser. The Fund will pay to the Sub-Adviser as full compensation for the services provided and expenses borne pursuant to the Sub-Advisory Agreement a fee equal to fifty percent (50%) of the net advisory fees except that, for any investments made in the Fund by the Sub-Adviser or its employees or affiliates (collectively, the "Millburn Investors"), the Fund will pay to the Sub-Adviser one hundred percent (100%) of the net advisory fees. The Sub-Adviser shall provide the Fund and the Adviser with a list of the Millburn Investors, which may include certain persons that may be associated with the Sub-Adviser but who may not fall within any legal definition of the term "affiliate," and the Adviser agrees to provide sufficient information to the Sub-Adviser to support the Adviser's determination of the amount payable. Net advisory fees are defined as management fees less fee waivers due to the expense caps. This fee for each month will be determined by the Advisor and paid to the Sub-Adviser during the succeeding month, subject to the Adviser's approval. Any amounts paid by the Fund to the Sub-Adviser pursuant to this Agreement shall be deducted from the net advisory fee due to the Adviser pursuant to the Management Agreement and any expense limitation agreement in effect at the time of payment.

10.               Use of Names. The Fund, Adviser and Sub-Adviser acknowledge that all rights to the name "Millburn" belong to the Sub-Adviser. In the event the Sub-Adviser ceases to be the sole sub-adviser to the Fund, the Adviser's and the Fund's rights to use the terms "Millburn" or "Millburn Hedge" in the Fund name shall automatically cease on the 90th day following the termination of this Agreement. The right to use "Millburn" may also be withdrawn by the Sub-Adviser during the term of the Sub-Advisory Agreement upon 90 days' written notice by the Sub-Adviser to the Adviser and the Fund. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Catalyst" or the Sub-Adviser's right to use the name "Millburn" or "Millburn Hedge Fund" in the name of, or in connection with, any other business enterprises with which, respectively the Adviser or Sub-Adviser may become associated. There is no charge to the Fund for the right to use any of these names.

The Adviser agrees to submit copies of all proposed prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public that refer in any way to the Sub-Adviser (other than identifying the Sub-Adviser as sub-adviser to the Fund) to the Sub-Adviser at its principal office, or such other location as the

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parties mutually agree, for review prior to use. The Sub-Adviser agrees to review such materials by a reasonable deadline. Neither the Adviser, nor the Fund nor any affiliate of the foregoing will use the trademarks, service marks, logos, names or any other proprietary designations of the Sub-Adviser, its subsidiaries and/or affiliates in any advertising or promotional materials without the Sub-Adviser's prior written approval, which will not be unreasonably withheld. In the event of termination of this Agreement, the Adviser will continue to furnish to the Sub-Adviser copies of any of the above mentioned materials that refer in any way to the Sub-Adviser. The provisions of this paragraph shall survive the termination of this Agreement.

11. Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

12.   Duration and Termination. The term of this Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time upon 60 day's prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund's obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser

Appx-6

or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

13.   Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security or other instrument, which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

14.   Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Each of the Adviser and Sub-Adviser agrees to promptly notify the other: (1) of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, (2) in the event the SEC or other governmental authority has censured it, placed limitations upon its activities, functions or operations, or has commenced proceedings or an investigation that may result in any of these actions or (3) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

15. Registration as a Commodity Pool; Disclosure. The Adviser acknowledges that it will register as a commodity pool operator with respect to the Fund, and will continue such registration and qualification during the duration of this Agreement. The Adviser acknowledges receipt of Sub-Adviser's Disclosure Document dated June 3, 2014 and that it received a copy of Parts 2A and 2B of the Sub-Adviser's Form ADV at least 48 hours prior to entering into this Agreement. The Adviser agrees on behalf of itself and the Fund that the Fund shall qualify as a "qualified eligible person" under Rule 4.7 of the regulations under the Commodity Exchange Act and that the Fund agrees to be so treated as an exempt account.

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16. Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the SEC, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

17. Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other's Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

18. Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

19. Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, the Trust, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. The Trust, Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, the Trust, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

20. Indemnification. The Trust, Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the others and each of their respective officers, directors, shareholders, members, employees and/or agents ("Related Persons") from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the others' violation of any of the terms of this Agreement. The Trust, Adviser and Sub-Adviser's obligations under this paragraph shall survive the termination of this Agreement.

21. Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22. Force Majeure. In addition, and without limiting any other provision of this Agreement, the Sub-Adviser shall not be liable for (i) force majeure or other events beyond the control of the Sub-Adviser, including without limitation any failure, default or delay in

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performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Adviser or other causes commonly known as "acts of god", whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Adviser.

23. Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25. Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

26. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

27. Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

28. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, shareholders, officers or employees, including those who may also be a trustee, officer, partner or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

____________________________________________________________________________________

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED ANY TRADING PROGRAM OF THE ADVISER OR SUB-ADVISER OR THIS AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Catalysts Capital Advisors LLC	Millburn Ridgefield Corporation

By: /s/__________________________	By: /s/_________________

Name: Jerry Szilagyi	Name: Gregg Buckbinder
Title: CEO	Title: President and COO

Mutual Fund Series Trust

By: /s/_______________________

Name: Jennifer Bailey

Title: Secretary

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Part 2

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT ("Agreement"), dated as of February 28, 2022 among MUTUAL FUND SERIES TRUST, an Ohio business trust (the "Trust"), CATALYST CAPITAL ADVISORS LLC, a New York limited liability company (the "Adviser"), and MILLBURN RIDGEFIELD CORPORATION, a Delaware corporation (the "Sub-Adviser").

WHEREAS, the Adviser acts as an investment adviser to multiple series of the Trust, pursuant to a Management Agreement dated as of July 31, 2006, as amended (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser's management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Catalyst/Millburn Dynamic Commodity Strategy Fund (the "Fund"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.    Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.    Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and

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Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(A)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(B)            The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(C)            The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(D)            The Sub-Adviser shall determine the securities and other financial instruments to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities and other financial instruments, subject to paragraph heading: EXECUTION OF PURCHASE AND SALE ORDERS below;

(E)            The Sub-Adviser shall maintain books and records with respect to the securities and other financial instruments transactions of the Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request;

(F)             The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Funds' securities and other fmancial instruments transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

(G)            The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds' fund accountant for assistance in obtaining price sources for securities and other financial instruments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Funds' accountant to determine net asset value and advise the Fund's accountant promptly if any price appears to be incorrect;

(H)            The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser and the Trust to fulfill its obligations under the Trust's Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Fund's holdings;

(I)              The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;

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(J)                 The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(K)              The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

3.  Custodian. The assets of the Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund. A portion of the Sub-Adviser's trading may be executed in the Fund's wholly owned subsidiary, CHCSF Limited, as determined by the Adviser with the Sub-Adviser's consent, and all authority granted herein to Sub-Adviser with respect to transactions or entering into agreements in connection therewith on behalf of the Fund shall be deemed to include such authority with respect to CHCSF Limited.

4.  Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser's overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser's failure to adhere to any investment policies and restrictions as described in the Prospectus.

5.  Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Adviser shall periodically provide to the Sub-Adviser a list of the affiliates of the Adviser or the Fund to which investment restrictions apply and will specifically identify in writing (i) all publicly traded companies that issue securities in which the Fund may not invest, together with ticker symbols for all such companies, and (ii) any affiliated brokers and any restrictions that apply to the use of those brokers by the Sub-Adviser.

6. Execution of Purchase and Sale Orders. All transaction costs, including execution costs and the costs of electronic trading and electronic trading platforms, shall be borne by the Fund as

Appx-13

a Fund expense. To the extent any such costs are borne by the Sub-Adviser, they shall be reimbursed to the Sub-Adviser by the Fund subject to applicable laws and regulations. In connection with purchases or sales of portfolio securities and other financial instruments for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

The Sub-Adviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Sub-Adviser herein, to enter into agreements and execute any documents (e.g., any derivatives documentation in connection with exchange traded and over-the-counter transactions, as applicable) required to meet the obligations of the Fund with respect to any investments made for the Fund, provided any over-the-counter derivative agreement has been reviewed by legal counsel to the Fund.

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7.  Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(E) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request, subject to the right of the Sub-Adviser to retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8.  Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes, brokerage commissions and the costs of electronic trading and electronic trading platforms, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9.    Compensation of the Sub-Adviser. For the services provided pursuant to this Sub-Advisory Agreement, the Fund will pay to the Sub-Adviser a monthly fee of 50% of the net management fee for the corresponding month. Net management fee is defined as management fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Advisor. This fee for each month will be determined by the Advisor and paid to the Sub-Adviser during the succeeding month, subject to the Adviser's approval. Any amounts paid by the Fund to the Sub-Adviser pursuant to this Agreement shall be deducted from the net advisory fee due to the Adviser pursuant to the Management Agreement and any expense limitation agreement in effect at the time of payment. To the extent the Advisor is required to waive its entire management fee pursuant to any fee waiver and operating expense limitation agreement in effect between the Advisor and the Fund, the Sub-Advisor will pay to the Advisor an amount equal to 50% of Fund expenses paid by the Advisor pursuant to any fee waiver and operating expense limitation agreement in effect between the Advisor and the Fund.

10. Use of Names. The Fund, Adviser and Sub-Adviser acknowledge that all rights to the name "Millburn" belong to the Sub-Adviser. In the event the Sub-Adviser ceases to be the sole sub-adviser to the Fund, the Adviser's and the Fund's rights to use the terms "Millburn" in the Fund name shall automatically cease on the 90th day following the termination of this Agreement. The right to use "Millburn" may also be withdrawn by the Sub-Adviser during the term of the Sub-Advisory Agreement upon 90 days' written notice by the Sub-Adviser to the Adviser and the Fund. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Catalyst" or the Sub-Adviser's right to use the name "Millburn" in the name of, or in connection with, any other business enterprises with which, respectively the Adviser or Sub-Adviser may become associated. There is no charge to the Fund for the right to use any of these names.

The Adviser agrees to submit copies of all proposed prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public that refer in any way to the Sub-Adviser (other than identifying the Sub-Adviser as sub-adviser to the Fund) to the Sub-Adviser at its principal office, or such other location as the parties mutually agree, for review prior to use. The Sub-Adviser agrees to review such

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materials by a reasonable deadline. Neither the Adviser, nor the Fund nor any affiliate of the foregoing will use the trademarks, service marks, logos, names or any other proprietary designations of the Sub-Adviser, its subsidiaries and/or affiliates in any advertising or promotional materials without the Sub-Adviser's prior written approval, which will not be unreasonably withheld. In the event of termination of this Agreement, the Adviser will continue to furnish to the Sub-Adviser copies of any of the above mentioned materials that refer in any way to the Sub-Adviser. The provisions of this paragraph shall survive the termination of this Agreement.

11.   Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

12.   Duration and Termination. The term of this Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time upon 60 day's prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund's obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent

Appx-16

to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

13.   Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security or other instrument, which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

14.   Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Each of the Adviser and Sub-Adviser agrees to promptly notify the other: (1) of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, (2) in the event the SEC or other governmental authority has censured it, placed limitations upon its activities, functions or operations, or has commenced proceedings or an investigation that may result in any of these actions or (3) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

15. Registration as a Commodity Pool; Disclosure. The Adviser acknowledges that it will register as a commodity pool operator with respect to the Fund, and will continue such registration and qualification during the duration of this Agreement. The Adviser acknowledges receipt of Sub-Adviser's Disclosure Document and that it received a copy of Parts 2A and 2B of the Sub-Adviser's Form ADV at least 48 hours prior to entering into this Agreement. The Adviser agrees on behalf of itself and the Fund that the Fund shall qualify as a "qualified eligible person" under Rule 4.7 of the regulations under the Commodity Exchange Act and that the Fund agrees to be so treated as an exempt account.

Appx-17

16. Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the SEC, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

17. Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other's Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

18. Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

19. Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, the Trust, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. The Trust, Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, the Trust, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

20. Indemnification. The Trust, Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the others and each of their respective officers, directors, shareholders, members, employees and/or agents ("Related Persons") from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the others' violation of any of the terms of this Agreement. Adviser agrees to defend, indemnify and hold harmless the Sub-Adviser and its officers, directors, shareholders, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses resulting or arising from or with respect to any period of time prior to June 1, 2021. The Trust, Adviser and Sub-Adviser's obligations under this paragraph shall survive the termination of this Agreement.

21.   Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Appx-18

22.   Force Majeure. In addition, and without limiting any other provision of this Agreement, the Sub-Adviser shall not be liable for (i) force majeure or other events beyond the control of the Sub-Adviser, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Adviser or other causes commonly known as "acts of god", whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Adviser.

23.   Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

24.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25.   Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

26.   Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

27.   Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

28. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, shareholders, officers or employees, including those who may also be a trustee, officer, partner or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

_____________________________________________________________________________________

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR

Appx-19

APPROVED ANY TRADING PROGRAM OF THE ADVISER OR SUB-ADVISER OR THIS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Catalysts Capital Advisors LLC	Millburn Ridgefield Corporation

By: /s/ _______________________	By: /s/ _______________
Name: Jerry Szilagyi	Name: Gregg Buckbinder
Title: CEO	Title: President and COO

Mutual Fund Series Trust

By: /s/ ______________________
Name: Jennifer Bailey

Title: Secretary

Appx-20

Catalyst/Millburn Hedge Strategy Fund

Catalyst/Millburn Dynamic Commodity Strategy Fund

(formerly, Catalyst Hedged Commodity Strategy Fund)

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

1-866-447-4228

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Catalyst/Millburn Hedge Strategy Fund and the Catalyst/Millburn Dynamic Commodity Strategy Fund (each a "Fund" and together the "Funds"), each a series of Mutual Fund Series Trust (the "Trust"). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of Sub-Advisory Agreements between the Funds' investment adviser, Catalyst Capital Advisors LLC (the "Advisor"), the Trust on behalf of the Funds, and Millburn Ridgefield Corporation, the Funds' sub-advisor.

The Trust has received an exemptive order (the "Order") from the U.S. Securities and Exchange Commission that allows the Advisor to hire and replace investment sub-advisers, and to make changes to existing sub-advisory agreements without shareholder approval. The Order instead requires that an information statement be sent to shareholders of a Fund. In lieu of physical delivery of the Information Statement, the Funds will make the Information Statement available to you on the Trust's website.

This Notice of Internet Availability of the Information Statement is being mailed on or about May 9, 2022 to shareholders of record of a Fund as of April 11, 2022. The Information Statement will be available on the Trust's website at www.CatalystMF.com until August 8, 2022. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@CatalystMF.com or toll-free at 1-866-447-4228.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.